Exhibit 10.57

AWARD/CONTRACT

1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350) | RATING | PAGE 1 OF PAGES 23

2. CONTRACT (Proc. Inst. Ident.) NO.: N68335-09-C-0050

3. EFFECTIVE DATE: 23 Oct 2008

4. REQUISITION/PURCHASE REQUEST/PROJECT NO.: 1300110565

5. ISSUED BY — CODE N68335
NAVAL AIR WARFARE CENTER AD (LKE)
CODE 2.5.2.1.3 BLDG 120-2 RM 180
HWY 547
LAKEHURST NJ 08733-5082

6. ADMINISTERED BY (If other than Item 5) — CODE S0512A
DCMA LOS ANGELES
PO BOX 9608
MISSION HILLS CA 91346-9608
SCD: C

7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, state and zip code)
IONFINITY LLC
JIM WEISS
171 N ALTADENA DR UNIT 101
PASADENA CA 91107-7319

CODE 1ZBL9 | FACILITY CODE

8. DELIVERY
[ ] FOB ORIGIN [X] OTHER (See below)

9. DISCOUNT FOR PROMPT PAYMENT
Net 30 Days

10. SUBMIT INVOICES (4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN: — ITEM: Section G

11. SHIP TO/MARK FOR — CODE
See Schedule

12. PAYMENT WILL BE MADE BY — CODE HQ0339
DFAS COLUMBUS CENTER
DFAS-CO/WEST ENTITLEMENT OPERATIONS
PO BOX 182381
COLUMBUS OH 43218-2381

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:
[ ] 10 U.S.C. 2304(c)( ) [ ] 41 U.S.C. 253(c)( )

14. ACCOUNTING AND APPROPRIATION DATA
See Schedule

15A. ITEM NO.	15B. SUPPLIES/ SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
	SEE SCHEDULE				

15G. TOTAL AMOUNT OF CONTRACT: $492,207.00

16. TABLE OF CONTENTS

(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES	
X	A	SOLICITATION/ CONTRACT FORM	1	X	I	CONTRACT CLAUSES	19 - 22
X	B	SUPPLIES OR SERVICES AND PRICES/ COSTS	2 - 6			PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS	
X	C	DESCRIPTION/ SPECS./ WORK STATEMENT	7 - 8	X	J	LIST OF ATTACHMENTS	23
X	D	PACKAGING AND MARKING	9			PART IV - REPRESENTATIONS AND INSTRUCTIONS	
X	E	INSPECTION AND ACCEPTANCE	10		K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	
X	F	DELIVERIES OR PERFORMANCE	11				
X	G	CONTRACT ADMINISTRATION DATA	12 - 15		L	INSTRS., CONDS., AND NOTICES TO OFFERORS	
X	H	SPECIAL CONTRACT REQUIREMENTS	16 - 18		M	EVALUATION FACTORS FOR AWARD	

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT Contractor is required to sign this document and return 1 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. [ ] AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number ______ including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print)

20A. NAME OF CONTRACTING OFFICER
RAYANN SUREL / CONTRACT SPECIALIST
TEL: 732-323-4045 EMAIL: Rayann.Surel@navy.mil

19B. NAME OF CONTRACTOR
BY ______________________
(Signature of person authorized to sign)

19C. DATE SIGNED

20B. UNITED STATES OF AMERICA
BY Rayann Surel
(Signature of Contracting Officer)

20C. DATE SIGNED: 23-Oct-2008

NSN 7540-01-152-8069 | 26-107 | STANDARD FORM 26 (REV. 12/2002)
Previous edition is usable | GPO 1985 O - 469-794 | Prescribed by GSA FAR (48 CFR) 53.214(a)

N68335-09-C-0050 Page 2 of 23 Section B — SUPPLIES OR SERVICES AND PRICES ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT 0001 Lot $492,207.00 Research and Development CPFF services and materials necessary to conduct R & D under STTR Topic N06-T010 entitled MINIATURE ELECTRONIC SNIFFER FOR NAVY VERTICAL TAKE OFF UNMANNED AERIAL VEHICLES (VTUAVs) sufficient to demonstrate the conceptual feasibility of the Phase I effort and show develomental progress towards successful application of the efforts and deliver a prototype electronic sniffer device in accordance with the Statement of Work, and as set forth in the schedule. FOB: Destination ESTIMATED COST $473,276.00 FIXED FEE $18,931.00 TOTAL EST COST + FEE$492,207.00 ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT 000101$0.00 Funding for CLIN 0001 CPFF PURCHASE REQUEST NUMBER: 1300110555 ACRN AB $350,000.00 CIN: 130011055500001

N68335-09-C-0050

Page 3 of 23

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002			Lot		NSP

Data
CPFF
for Item 0001, to be produced in accordance with DD 1423, Contract Data Requirements List (A001-A004), Exhibit A (and DIDs referenced therein).
FOB: Destination

ESTIMATED COST	$0.00
FIXED FEE	$0.00
TOTAL EST COST + FEE	$0.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0003			Lot		$786,088.00
OPTION					

Research and Development
CPFF
services and materials necessary to conduct R & D under STTR Topic N06-T010 entitled MINIATURE ELECTRONIC SNIFFER FOR NAVY VERTICAL TAKE OFF UNMANNED AERIAL VEHICLES (VTUAVs) sufficient to demonstrate the conceptual feasibility of the Phase I effort and show develomental progress towards successful application of the efforts and deliver a field portable commercialization demo device in accordance with the Statement of Work, and as set forth in the schedule.

ESTIMATED COST	$755,854.00
FIXED FEE	$30,234.00
TOTAL EST COST + FEE	$786,088.00